Exhibit 10.22

Execution Version
STRICTLY CONFIDENTIAL

REGISTRATION RIGHTS AGREEMENT
among
COTERRA ENERGY INC.
and
THE STOCKHOLDERS NAMED HEREIN
Dated as of January 27, 2025

TABLE OF CONTENTS

REGISTRATION RIGHTS AGREEMENT
REGISTRATION RIGHTS AGREEMENT, dated as of January 27, 2025 (this “Agreement”), among Coterra Energy Inc., a Delaware corporation (the “Company”), and the stockholders set forth on the signature pages hereto (each, a “Stockholder” and collectively, the “Stockholders”).
RECITALS
WHEREAS, the Company, Cimarex Energy Co., a Delaware corporation (the “Purchaser”), and the Sellers are parties to that certain Membership Interest Purchase Agreement, dated as of November 12, 2024 (the “Purchase Agreement”), pursuant to which the Purchaser will acquire the Subject Interests (the “Transaction”);
WHEREAS, in accordance with Section 2.2(b) of the Purchase Agreement, at the Closing and as partial consideration for the Subject Interests, the Company is issuing 28,190,682 shares of Common Stock in the aggregate to the Sellers (the “Shares”);
WHEREAS, substantially concurrently with the execution and delivery hereof, the Sellers have effected a distribution of a portion of the Stock Consideration to the Stockholders in accordance with Section 2.8 of the Purchase Agreement;
WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Stockholders pursuant to the Purchase Agreement; and
WHEREAS, it is a condition to the obligations of the Company and the Sellers under the Purchase Agreement that this Agreement be executed and delivered.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:
ARTICLE 1
DEFINITIONS
Section 1.1.    Definitions. The terms set forth below are used herein as so defined:
“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. As used in this definition, the term “control” including the correlative terms “controlling,” “controlled by” and “under common control with,” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, as trustee or executor, as general partner or managing member, by contract or otherwise, including the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.
“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.
“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in the State of New York.
“Closing” has the meaning specified in the Purchase Agreement.
“Closing Date” has the meaning specified in the Purchase Agreement.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means the common stock, par value $0.10 per share, of the Company.
“Company” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Effective Date” means the date of effectiveness of a Shelf Registration Statement filed pursuant to Section 2.1(a).
“Effectiveness Period” has the meaning specified therefor in Section 2.1(a).
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
“Governmental Authority” has the meaning set forth in the Purchase Agreement.
“Holder” means the record holder of any Registrable Securities.
“Included Registrable Securities” has the meaning specified therefor in Section 2.2(a).
“Laws” has the meaning set forth in the Purchase Agreement.
“Legend Removal Documents” has the meaning specified therefore in Section 2.12.
“Lock-Up Period” has the meaning specified therefor in Section 2.4.
“Losses” has the meaning specified therefor in Section 2.8(a).
“Managing Underwriter” means, with respect to any Underwritten Offering, the book running lead manager of such Underwritten Offering.
“NYSE” means the New York Stock Exchange.
“Other Holder” has the meaning specified in Section 2.2(b).
“Permitted Transfer” has the meaning specified therefor in Section 2.4.
“Permitted Transferee” has the meaning specified therefor in Section 2.4.
“Person” means any individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity, including any Governmental Authority, and including any successor, by merger or otherwise, of any of the foregoing.
“Piggyback Opt-Out Notice” has the meaning specified therefor in Section 2.2(a).

“Piggyback Registration” has the meaning specified therefor in Section 2.2(a).
“Purchase Agreement” has the meaning specified therefor in the Recitals of this Agreement.
“Purchaser” has the meaning specified therefor in the Recitals of this Agreement.
“Registrable Securities” means (a) the Shares and (b) any shares of Common Stock issued or issuable with respect to the Shares by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Common Stock (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a Holder whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected).
“Registration Expenses” has the meaning specified therefor in Section 2.8(a).
“Resale Opt-Out Notice” has the meaning specified therefor in Section 2.1(b).
“SEC Rule 144” means Rule 144 promulgated by the Commission under the Securities Act.
“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
“Sellers” has the meaning specified in the Purchase Agreement.
“Selling Expenses” has the meaning specified therefor in Section 2.7(a).
“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.
“Shares” has the meaning specified therefor in the Recitals of this Agreement.
“Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time as permitted by Rule 415 of the Securities Act (or any similar provision then in force under the Securities Act).
“Stock Consideration” has the meaning set forth in the Purchase Agreement.
“Stockholder” or “Stockholders” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Subject Interests” has the meaning set forth in the Purchase Agreement.
“Transaction” has the meaning specified therefor in the Recitals of this Agreement.
“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which Common Stock is sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks. For the avoidance of doubt, any offering or sale of Common Stock by the Company pursuant to an “at-the-market” offering as defined in Rule 415(a)(4) of the Securities Act shall not be considered an Underwritten Offering hereunder.

“WKSI” means a well-known seasoned issuer (as defined in the rules and regulations of the Commission).
Section 1.2    Registrable Securities. Any Registrable Security will cease to be a
Registrable Security at the earliest of the following: (a) when a registration statement covering such Registrable Security has become or been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security has been disposed of pursuant to any section of SEC Rule 144 (or any similar provision then in force) under the Securities Act; (c) when such Registrable Security is held by the Company or one of its subsidiaries; and (d) when such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities.
ARTICLE 2
REGISTRATION RIGHTS
Section 2.1    Shelf Registration.
.
(a)    Shelf Registration. Within 120 days following the Closing Date, the Company shall prepare and file a Shelf Registration Statement under the Securities Act covering all Registrable Securities. The Company shall use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective as promptly as reasonably practicable after the date of filing of such Shelf Registration Statement but in any event on or prior to the earlier of (i) 30 days after the initial filing of a Shelf Registration Statement or (ii) 180 days following the Closing Date. The Company will use its commercially reasonable efforts to cause such Shelf Registration Statement filed pursuant to this Section 2.1(a) to be continuously effective under the Securities Act until the earlier of (i) all Registrable Securities covered by the Shelf Registration Statement have been distributed in the manner set forth and as contemplated in such Shelf Registration Statement, (ii) there are no longer any Registrable Securities outstanding or (iii) three years from the Effective Date (the “Effectiveness Period”). A Shelf Registration Statement filed pursuant to this Section 2.1(a) shall be on such appropriate registration form of the Commission as shall be selected by the Company; provided, however, that if the Company is a WKSI at the time a Shelf Registration Statement is required to be filed hereunder, such Shelf Registration Statement shall be filed as an Automatic Shelf Registration Statement. A Shelf Registration Statement when declared or becoming effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Shelf Registration Statement, in the light of the circumstances under which a statement is made).
(b)    Resale Registration Opt-Out. Any Holder may deliver advance written notice (a “Resale Opt-Out Notice”) to the Company requesting that such Holder not be included in a Shelf Registration Statement filed pursuant to Section 2.1(a). Following receipt of a Resale Opt-Out Notice from a Holder, the Company shall not be required to include the Registrable Securities of such Holder in such Shelf Registration Statement.
(c)    Delay Rights. Notwithstanding anything to the contrary contained herein,

the Company may delay the filing of a Shelf Registration Statement required by Section 2.1(a) and may, upon written notice to any Selling Holder whose Registrable Securities are included in the Shelf Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of the Shelf Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Shelf Registration Statement) if (i) the Company is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Company determines in its reasonable and good faith judgment that the Company’s ability to pursue or consummate such a transaction would be materially and adversely affected by any required disclosure of such transaction in the Shelf Registration Statement or (ii) the Company has experienced some other material non-public event the disclosure of which at such time, in the reasonable and good faith judgment of the Company, would materially and adversely affect the Company; provided, however, that in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to the Shelf Registration Statement under this Section 2.1(c) more than twice in any 365-day period and for a period that exceeds an aggregate of 120 days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Shelf Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions necessary or appropriate to permit registered sales of Registrable Securities as contemplated in this Agreement.
Section 2.2    Piggyback Registration.
(a)    Participation. If the Company proposes to file (i) a registration statement under the Securities Act providing for the public offering of Common Stock, for its own account or for the account of a selling stockholder, for sale to the public in an Underwritten Offering, excluding a registration statement on Form S-4 or Form S-8 promulgated under the Securities Act (or any successor forms thereto), a registration statement for the sale of Common Stock issued upon conversion of debt securities or any other form not available for registering the Registrable Securities for sale to the public, or (ii) a prospectus supplement to an effective Shelf Registration Statement, so long as the Company is a WKSI at such time or, whether or not the Company is a WKSI, so long as the Registrable Securities were previously included in the underlying Shelf Registration Statement, then, in each case with respect to an Underwritten Offering of Common Stock, the Company will notify each Holder of the proposed filing and afford each Holder an opportunity to include in such Underwritten Offering all or any part of the Registrable Securities then held by such Holder (the “Included Registrable Securities”) that may properly be offered on such registration statement (a “Piggyback Registration”). Each Holder of Registrable Securities agrees that the fact that such a notice has been delivered shall constitute confidential information and such Holder agrees not to disclose that such notice has been delivered or effect any public sale or distribution of Common Stock until such time as the Underwritten Offering contemplated by such notice has been publicly announced or abandoned (notice of which, in the latter case, will be provided promptly to such Holder). Each Holder desiring to include in such Piggyback Registration all or part of such Registrable Securities held by such Holder that may be included in such Piggyback Registration shall, within three Business Days after receipt of the above-described notice from the Company in the case of a filing of a registration statement and within two Business Days after the day of receipt of the above-described notice from the Company in the case of a filing of a prospectus supplement to an effective Shelf Registration Statement with respect to a Piggyback Registration, so notify the Company in writing, and in such notice shall inform the Company of the number of shares of

Registrable Securities such Holder wishes to include in such Piggyback Registration and provide the Company with such information with respect to such Holder as shall be reasonably necessary in order to assure compliance with federal and applicable state securities Laws. If no request for inclusion from a Holder is received within the time period specified in this Section 2.2(a), such Holder shall have no further right to participate in such Piggyback Registration. For the avoidance of doubt, the Company shall not be required to register any Registrable Securities upon the request of any Holder pursuant to a Piggyback Registration, or to permit the related prospectus or prospectus supplement to be used, in connection with any offering or transfer of Registrable Securities by a Holder other than pursuant to an Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Company shall determine for any reason not to undertake or to delay such Underwritten Offering, the Company may, at its election, give written notice of such determination to the Selling Holders and (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Holder may deliver written notice (a “Piggyback Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Piggyback Opt-Out Notice in writing. Following receipt of a Piggyback Opt-Out Notice from a Holder (unless subsequently revoked), the Company shall not be required to deliver any notice to such Holder pursuant to this Section 2.2(a) and such Holder shall no longer be entitled to participate in Underwritten Offerings by the Company pursuant to this Section 2.2(a).
(b)    Priority of Piggyback Registration. If the Managing Underwriter or
Underwriters of any proposed Underwritten Offering of shares of Common Stock included in a Piggyback Registration advise the Company that the total shares of Common Stock which the Selling Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of Common Stock offered or the market for the Common Stock, then the Common Stock to be included in such Underwritten Offering shall include the number of shares of Common Stock that such Managing Underwriter or Underwriters advise the Company can be sold without having such adverse effect, with such number to be allocated (i) first, to the Company and (ii) second, pro rata among the Selling Holders and any other Persons who have been or are granted registration rights on or after the date of this Agreement (the “Other Holders”) who have requested participation in the Piggyback Registration (based, for each such Selling Holder or Other Holder, on the percentage derived by dividing (A) the number of shares of Common Stock proposed to be sold by such Selling Holder or such Other Holder in such offering; by (B) the aggregate number of shares of Common Stock proposed to be sold by all Selling Holders and all Other Holders in the Piggyback Registration).
(c)    General Procedures. In connection with any Underwritten Offering, the
Company shall be entitled to select the Managing Underwriter or Underwriters. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder shall be obligated to enter into an underwriting agreement with the Managing Underwriter or Underwriters which contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of equity securities. No Selling Holder may participate in such

Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. No Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder and its ownership of the securities being registered on its behalf and its intended method of distribution and any other representation required by Law. If any Selling Holder disapproves of the terms of an Underwritten Offering, such Selling Holder may elect to withdraw therefrom by notice to the Company and the Managing Underwriter; provided, however, that such withdrawal must be made at least one Business Day prior to the time of pricing of such Underwritten Offering to be effective. No such withdrawal or abandonment shall affect the Company’s obligation to pay Registration Expenses.
Section 2.3.    Sale Procedures. In connection with its obligations under this Article 2, the Company will, as promptly as practicable:

(a)    subject to Section 2.1(c), prepare and file with the Commission, without the need for a request by the Holders, such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep a Shelf Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by a Shelf Registration Statement;
(b)    furnish to each Selling Holder such numbers of copies of such Shelf
Registration Statement, each amendment and supplement thereto, each prospectus (including each preliminary prospectus and prospectus supplement) and such other documents as such Selling Holder may reasonably request in writing in order to facilitate the disposition of the Registrable Securities covered by such Shelf Registration Statement;
(c)    promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the filing of a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any prospectus included therein or any amendment or supplement thereto (other than any amendment or supplement resulting from the filing of a document incorporated by reference therein), and, with respect to such Shelf Registration Statement or any other registration statement or any post-effective amendment thereto, in each case other than an Automatic Shelf Registration Statement, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to such Shelf Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;
(d)    use its reasonable best efforts to register and qualify the Registrable
Securities covered by a Shelf Registration Statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the Selling Holders, including registration with or approval by such governmental agencies or authorities as may be necessary to enable the Selling Holders to consummate the disposition of Registrable Securities; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;
(e)    as promptly as practicable, notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of (but not the nature or details concerning) any event as a result of which the prospectus contained in a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplemental amendment thereto, in each case, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (ii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice but subject to Section 2.1(c), the Company agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;
(f)    otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the Effective Date of such registration statement, which earnings statement shall satisfy the provisions of Section l1(a) of the Securities Act and Rule 158 promulgated thereunder;
(g)    cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;
(h)    use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities pursuant to the Shelf Registration Statement; and
(i)    provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the Effective Date.
Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (e) of this Section 2.3, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 2.3 or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will deliver to the Company (at the Company’s expense) all copies in its possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus and any prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.
Section 2.4.    Lock-Up. From the Closing Date to the date that is 180 days after the
Closing Date (the “Lock-Up Period”), each Holder agrees that it shall not offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such aforementioned transaction is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such transfer, without, in each case, the prior written consent of the Company, which consent may be withheld in the Company’s sole discretion; provided, however, such Holder may, without the Company’s consent, transfer or assign any shares of Common Stock to any of its Affiliates (each such person, a “Permitted Transferee” and such transfer or assignment a “Permitted Transfer”); provided, further, that at the time of and as a condition to any Permitted Transfer, each Permitted Transferee shall execute a joinder to this Agreement agreeing to be bound by the terms hereof with respect to the Common Stock transferred or assigned in such Permitted Transfer. Notwithstanding the foregoing, each Holder may (a) sell shares of Common Stock purchased by such Holder on the open market; (b) effectuate a distribution of all or part of the its shares of Common Stock to one or more of its equity owners, which may in turn distribute such shares of Common Stock to the limited partners or beneficial owners of such equity owners; and (c) transfer shares of Common Stock: (i) as a bona fide gift or gifts, or for bona fide estate planning purposes; (ii) by will or intestacy; (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust (for purposes of this Section 2.4, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin); (iv) to a partnership, limited liability company or other entity of which the undersigned and the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests; (v) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (iv) above; (vi) by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement; and (vii) to any investment fund or other entity controlled or managed by the undersigned; provided, however, that in the case of any transfer or distribution pursuant to clauses (b) or (c)(i) through (c)(vii) above, such transfer shall not involve a disposition for value and each donee, devisee, transferee or distributee must sign and deliver a lock-up agreement to the Company substantially in the form of this Section 2.4 for a period not to exceed the Lock-Up Period.
Section 2.5.    Restrictions on Public Sale by Holders of Registrable Securities. To the extent requested by the Managing Underwriter, each Holder of Registrable Securities that participates in an Underwritten Offering will enter into a customary letter agreement with underwriters providing such Holder will not effect any public sale or distribution of Registrable

Securities during the 60 calendar-day period beginning on the date of a prospectus or prospectus supplement filed with the SEC with respect to the pricing of such Underwritten Offering, provided that, notwithstanding the foregoing, (i) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction imposed by the Underwriters on the Company or the officers, directors or any Affiliate of the Company on whom a restriction is imposed and (ii) that the restrictions set forth in this Section 2.5 shall not apply to any Registrable Securities that are included in such Underwritten Offering by such Holder. In addition, this Section 2.5 shall not apply to any Holder that is not entitled to participate in such Underwritten Offering because the Registrable Securities held by such Holder may be disposed of without restriction pursuant to Rule 144 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect).
Section 2.6.    Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in the Shelf Registration Statement or in an Underwritten Offering under Article 2 of this Agreement if such Selling Holder has failed to timely furnish such information which, in the opinion of counsel to the Company, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.7    Expenses.
(a)    Certain Definitions. “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities in a Shelf Registration Statement pursuant to Section 2.1 or a Piggyback Registration pursuant to Section 2.2, and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, including, transfer taxes and fees of transfer agents and registrars, all word processing, duplicating and printing expenses, the fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance. Except as otherwise provided in Section 2.8, the Company shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder. In addition, the Company shall not be responsible for any “Selling Expenses,” which means all underwriting fees, discounts and selling commissions and transfer taxes allocable to the sale of the Registrable Securities.

(b)    Expenses. The Company will pay all reasonable Registration Expenses in connection with a Shelf Registration Statement or a Piggyback Registration, whether or not any sale is made pursuant to such Shelf Registration Statement or Piggyback Registration. Each Selling Holder shall pay all Selling Expenses in connection with any sale of its Registrable Securities hereunder.
Section 2.8    Indemnification.
(a)    By the Company. In the event of a registration of any Registrable
Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, employees, agents and managers, and each Person, if any, who controls such Selling Holder within the meaning of the

Securities Act and the Exchange Act, and its directors, officers, employees, agents and managers, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in the Shelf Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder, its directors and officers and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder or such controlling Person in writing expressly for inclusion in the Shelf Registration Statement or such other registration statement, or prospectus supplement, as applicable.
(b)    By Each Selling Holder. Each Selling Holder agrees to, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, employees and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Shelf Registration Statement or prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto.
(c)    Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 2.8(c) except to the extent that the indemnifying party is materially prejudiced by such failure. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.8(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, the indemnifying party shall not settle any indemnified claim without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, includes a complete release from liability of, and does not contain any admission of wrongdoing by, the indemnified party.
(d)    Contribution. If the indemnification provided for in this Section 2.8 is held by a court or government agency of competent jurisdiction to be unavailable to the Company or any Selling Holder or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of such Selling Holder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.
(e)    Other Indemnification. The provisions of this Section 2.8 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.
Section 2.9    Transfer or Assignment of Registration Rights. The rights to cause the
Company to register Registrable Securities granted to the Stockholders by the Company under this Article 2 may be transferred or assigned by the Stockholders only to one or more transferee(s) or assignee(s) of such Registrable Securities who are Permitted Transferees of such Stockholder. The Company shall be given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned, and each such transferee shall assume in writing responsibility for its obligations of such Stockholder under this Agreement.
Section 2.10    Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

Section 2.11    Resale of Securities.
With a view to making available to each Holder the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall use commercially reasonable efforts to:
(a)    make and keep available adequate current public information, as those terms are understood and defined for purposes of SEC Rule 144;
(b)    file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act from and after the date hereof; and
(c)    furnish to the Holder, so long as such Holder owns any Registrable
Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144; (ii) unless otherwise available electronically at no additional charge via the SEC’s EDGAR system or the Company’s website, a copy of the most recent annual or quarterly report of the Company; and (iii) such other information as may be reasonably requested in availing the Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to Form S-3.
Section 2.12    Company Obligations Regarding Transfer. The restrictive legend on any
Shares covered by this Agreement shall be removed if (i) such shares are sold, distributed or otherwise transferred pursuant to an effective registration statement under the Securities Act in accordance with the plan of distribution described therein, (ii) such shares may be sold by the applicable Holder free of restrictions without regard to SEC Rule 144(b) (i.e., such Holder is not an Affiliate of the Company, and has not been an Affiliate of the Company for the previous three months, and has satisfied the one-year holding period under SEC Rule 144), or (iii) such shares are being sold, assigned or otherwise transferred pursuant to SEC Rule 144; provided that with respect to clause (ii) or (iii) above, the applicable Holder has provided all documentation and evidence (which may include an opinion of counsel) as may reasonably be required by the Company or its transfer agent to confirm that the legend may be removed under applicable securities laws (the “Legend Removal Documents”). The Company shall cooperate with the applicable Holder covered by this Agreement to effect removal of the legend on such shares pursuant to this Section 2.11 as soon as reasonably practicable after delivery of notice from such Holder that the conditions to removal are satisfied (together with any Legend Removal Documents). The Company shall bear all direct costs and expenses associated with the removal of a legend pursuant to this Section 2.12, provided that the applicable Holder shall be responsible for all fees and expenses (including of counsel for such Holder) incurred by such Holder.
ARTICLE 3
MISCELLANEOUS
Section 3.1    Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, e-mail, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

(a)    If to any Stockholder, to the address under such Stockholder’s name on the signature pages hereto.
(b)    If to the Company:
Coterra Energy Inc.
Three Memorial Plaza
800 Gessner Road, Suite 1400
Houston, TX 77024
Attn: Corporate Secretary
Adam M. Vela
Email: corporatesecretary@coterra.com
adam.vela@coterra.com
with a copy (which shall not constitute notice) to:
Gibson, Dunn & Crutcher LLP
811 Main Street, Suite 3000
Houston, Texas 77002
Attention: Rahul D. Vashi
Tull R. Florey
Hillary H. Holmes
E-mail: rvashi@gibosndunn.com
tflorey@gibsondunn.com
hholmes@gibsondunn.com
or, if to a transferee of a Stockholder, to the transferee at the address provided pursuant to Section 2.9. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified or registered mail, return receipt requested, or regular mail, if mailed; upon actual receipt if sent via e-mail; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.
Section 3.2    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.
Section 3.3    Assignment of Rights. All or any portion of the rights and obligations of the Stockholders under this Agreement may be transferred or assigned by the Stockholders only in accordance with Section 2.9.
Section 3.4    Recapitalization (Exchanges, etc. Affecting the Common Stock). The
provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement.
Section 3.5    Enforcement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Texas state or federal court sitting in Harris County, Texas (or, if such court lacks subject matter jurisdiction, in any appropriate Texas state or federal court), this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.
Section 3.6    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Any party’s delivery of an executed counterpart signature page by email is as effective as executing and delivering this Agreement in the presence of the other parties. No party shall be bound until such time as all of the parties have executed counterparts of this Agreement. .pdf or other electronic transmission of copies of signatures shall constitute original signatures for all purposes of this Agreement and any enforcement hereof.
Section 3.7    Governing Law, Submission to Jurisdiction. This Agreement and all
disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Texas, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Texas. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its successors or assigns against the other party shall be brought and determined any Texas state or federal court sitting in Harris County, Texas (or, if such court lacks subject matter jurisdiction, in any appropriate Texas state or federal court), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Texas, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Texas as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any objection it may now or hereafter have to the laying of venue of any such action, suit, or proceeding in any of the aforesaid courts, (ii) any claim it may now or hereafter have that any such action, suit, or proceeding has been brought in an inconvenient forum and (iii) the right to object, in connection with such action, suit, or proceeding, that any such court does not have any jurisdiction over such party.
Section 3.8    Waiver of Jury Trial. EACH PARTY HERETO WAIVES, TO THE
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
Section 3.9    Severability of Provisions. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.
Section 3.10    Entire Agreement. This Agreement and the Purchase Agreement
constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof and thereof.
Section 3.11    Amendment. This Agreement may not be amended, modified or
supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of the Company and a majority of Holders.
Section 3.12    No Presumption Against the Drafting Party. Each of the Company and the
Stockholders acknowledges that each party to this Agreement has been represented by legal counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
Section 3.13    Interpretation. When a reference is made in this Agreement to a Section or Article such reference shall be to a Section or Article of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for convenience or reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” References to days mean calendar days unless otherwise specified. If any period of days referred to in this Agreement shall end on a day that is not a Business Day, then the expiration of such period shall be automatically extended until the end of the first succeeding Business Day.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.
COTERRA ENERGY INC.
By: _/s/ SHANNON E. YOUNG III ______
Name: Shannon E. Young III
Title: Executive Vice President and Chief
Financial Officer

[Signature Page to Registration Rights Agreement]

By: _/s/ AUDREY ROBERTSON ______
Name: Audrey Robertson

[Signature Page to Registration Rights Agreement]

By: _/s/ BEN KESSEL ______
Name: Ben Kessel

[Signature Page to Registration Rights Agreement]

By: _/s/ BLAKE PICKETT ______
Name: Blake Pickett

[Signature Page to Registration Rights Agreement]

By: _/s/ BRANDON WHITE _____
Name: Brandon White

[Signature Page to Registration Rights Agreement]

By: _/s/ CLAY TREADAWAY _____
Name: Clay Treadaway

[Signature Page to Registration Rights Agreement]

By: _/s/ COREY MCCOY _____
Name: Cory McCoy

[Signature Page to Registration Rights Agreement]

By: _/s/ CRAIG WALTERS _____
Name: Craig Walters

[Signature Page to Registration Rights Agreement]

By: _/s/ DAVID RAMSDEN-WOOD __
Name: David Ramsden-Wood

[Signature Page to Registration Rights Agreement]

FRANKLIN MOUNTAIN GP2, LLC

By: _/s/ WILLIAM KELL __
Name: William Kell
Title:     Chief Operating Officer

[Signature Page to Registration Rights Agreement]

FRANKLIN MOUNTAIN INVESTMENTS
LIMITED PARTNERSHIP
a Texas limited partnership
By: Franklin Mountain GP, LLC
a Texas limited liability company
Its General Partner

By: _/s/ WILLIAM KELL __
Name: William Kell
Title:     Chief Operating Officer

[Signature Page to Registration Rights Agreement]

By: _/s/ JEFF STEVENS __
Name: Jeff Stevens

[Signature Page to Registration Rights Agreement]

By: _/s/ LEE ZINK __
Name: Lee Zink

[Signature Page to Registration Rights Agreement]

By: _/s/ LOWRY BARFIELD __
Name: Lowry Barfield

[Signature Page to Registration Rights Agreement]

By: _/s/ MARK HINAMAN __
Name: Mark Hinaman

[Signature Page to Registration Rights Agreement]

PEPPERTREE LLC

By: _/s/ AUDREY ROBERTSON __
Name: Audrey Robertson

[Signature Page to Registration Rights Agreement]

PREVAIL ENERGY, LLC

By: _/s/ DAVID RAMSDEN-WOOD __
Name: David Ramsden-Wood

[Signature Page to Registration Rights Agreement]

By: _/s/ RACHAEL OVERBEY __
Name: Rachael Overbey

[Signature Page to Registration Rights Agreement]

RHEINER HOLDINGS, LLC

By: _/s/ BRANDON WHITE __
Name: Brandon White

[Signature Page to Registration Rights Agreement]

By: _/s/ RYAN LAKE __
Name: Ryan Lake

[Signature Page to Registration Rights Agreement]

By: _/s/ SCOTT WEAVER __
Name: Scott Weaver

[Signature Page to Registration Rights Agreement]

By: _/s/ SHELLY ALBRECHT __
Name: Shelly Albrecht

[Signature Page to Registration Rights Agreement]

SMOKESALT CAPITAL, LLC

By: _/s/ JEFFREY BEYERSDORFER __
Name: Jeffrey Beyersdorfer

[Signature Page to Registration Rights Agreement]

SONORAN BAYOU CAPITAL, LLC

By: _/s/ JEFFREY BEYERSDORFER __
Name: Jeffrey Beyersdorfer

[Signature Page to Registration Rights Agreement]

TGMD ARIZONA, LLC

By: _/s/ LOWRY BARFIELD __
Name: Lowry Barfield

[Signature Page to Registration Rights Agreement]

THE GR DALKE FAMILY TRUST

By: _/s/ GARY DALKE __
Name: Gary Dalke

[Signature Page to Registration Rights Agreement]

THE STEVENS FAMILY REVOCABLE
TRUST

By: _/s/ SCOTT STEVENS __
Name: Scott Stevens

[Signature Page to Registration Rights Agreement]

By: _/s/ TRAVIS HUTCHINSON __
Name: Travis Hutchinson

[Signature Page to Registration Rights Agreement]

By: _/s/ VLADIMIR ROUDAKOV __
Name: Vladimir Roudakov

[Signature Page to Registration Rights Agreement]